EXHIBIT 23.8



Deloitte Touche Tohmatsu
Av. Presidente Wilson, 231 - No. 22
20030-021 - Rio de Janeiro - RJ
Brasil

Telefono: (21) 2524-1281                                            Deloitte
Fac-simile: (21) 2220-3875                                          Touche
www.deloitte.com.br                                                 Tohmatsu


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As Independent Public Accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Vale Overseas Limited and Companhia Vale do Rio Doce (Registration No. 333-84696-01) of our report dated January 25, 2002, relating to the financial statements of Navegacao Vale do Rio Doce S.A. - DOCENAVE for the years ended December 31, 2001 and 2000 which appears in the Annual Report on Form 20-F for the fiscal year ended December 31, 2001 filed by Vale Overseas Limited and Companhia Vale do Rio Doce (File No. 000-26030).


/s/ Deloitte Touche Tohmatsu
Deloitte Touche Tohmatsu
Independent Auditors
Rio de Janeiro, Brazil, July 11, 2002


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Deloitte Touche Tohmatsu
Av. Presidente Wilson, 231 - No. 22
20030-021 - Rio de Janeiro - RJ
Brasil

Telefono: (21) 2524-1281                                            Deloitte
Fac-simile: (21) 2220-3875                                          Touche
www.deloitte.com.br                                                 Tohmatsu


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As Independent Public Accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Vale Overseas Limited and Companhia Vale do Rio Doce (Registration No. 333-84696-01) of our report dated February 8, 2001, relating to the financial statements of Navegacao Vale do Rio Doce S.A. - DOCENAVE for the years ended December 31, 2000 and 1999 which appears in the Annual Report on Form 20-F for the fiscal year ended December 31, 2000 filed by Vale Overseas Limited and Companhia Vale do Rio Doce (File No. 000-26030).


/s/ Deloitte Touche Tohmatsu
Deloitte Touche Tohmatsu
Independent Auditors
Rio de Janeiro, Brazil, July 11, 2002